UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2017

ANDES 7 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55491	47-4683655
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

424 Clay Street, Lower Level, San Francisco, CA 94111

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415 463 7827

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 31, 2017, the Company received a letter of resignation from Simon Chua Chooi Huat, its Secretary. There were no disagreements between the Company and Mr. Huat that led to his resignation. Mr. Huat’s resignation letter is hereby filed as an exhibit on this Current Report on Form 8-K.

On April 14, 2017, the Company elected Jannie Gui Honey as its Secretary.

Biographical Information for Jannie Gui Honey

Jannie Gui Honey, Age 47, Secretary

Ms. Honey was employed by NBE Construction Sdn Bhd for 27 years as an Accounts Clerk; she worked as Sales Manager for Vanhoden Sdn Bhd from 2005 to 2010 and as its Operating Manager from 2010 to 2014. Most recently, she has held the position of Secretary for Abina Company Limited from 2015 to present.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
17.2	Resignation Letter, Simon Chua Chooi Huat, dated January 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 7 Inc.

By:	/s/ Andrew Khor Poh Kiang
Andrew Khor Poh Kiang President, Chief Executive Officer, Chairman of the Board of Directors

By:	/s/ Lee Kok Keing
Lee Kok Keing Chief Financial Officer

Date:  April 14, 2017